UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 30, 2018

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On April 30, 2018, Main Street Capital Corporation (“Main Street”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) at Pearl Studio, Full Goods Building, 200 East Grayson, Suite 115, San Antonio, Texas 78215.  The issued and outstanding shares of stock of Main Street entitled to vote at the Annual Meeting consisted of the 58,753,792 shares of common stock outstanding on the record date, March 2, 2018.  The common stockholders of Main Street voted on four matters at the Annual Meeting.  The final voting results from the Annual Meeting are as follows:

(1)         A proposal to elect each of the ten members of Main Street’s Board of Directors for a term of one year:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Michael Appling, Jr.	19,774,723	310,170	247,648	33,330,440

Valerie L. Banner	19,842,311	279,892	210,337	33,330,441

Joseph E. Canon	19,739,438	346,235	246,870	33,330,438

Arthur L. French	19,719,023	367,575	245,944	33,330,439

J. Kevin Griffin	19,801,606	282,558	248,380	33,330,437

John E. Jackson	19,797,534	285,174	249,833	33,330,440

Brian E. Lane	19,798,814	285,196	248,533	33,330,438

Stephen B. Solcher	19,794,794	288,144	249,607	33,330,436

Vincent D. Foster	19,827,754	277,854	226,939	33,330,434

Dwayne L. Hyzak	19,577,865	507,034	247,644	33,330,438

(2)         A proposal to ratify the appointment of Grant Thornton LLP as Main Street’s independent registered public accounting firm for the year ending December 31, 2018:

Votes For	Votes Against	Abstentions
52,462,309	749,196	451,476

(3)         A proposal to approve, on an advisory basis, the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,578,659	1,183,736	570,132	33,330,454

(4)         A proposal to approve an amendment to Main Street’s Articles of Amendment and Restatement to allow stockholders to amend Main Street’s bylaws by a majority vote of the outstanding shares entitled to be cast on the matter:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,572,699	396,467	363,369	33,330,446

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: May 2, 2018	By:		/s/ Jason B. Beauvais
		Name:	Jason B. Beauvais
		Title:	General Counsel